UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) February 27, 2006
                                                     (February 22, 2006)


                             HALLADOR PETROLEUM COMPANY
               (Exact Name of Registrant as specified in Charter)



         Colorado                    0-14731             84-1014610
  (State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)            file number)      Identification No.)


1660 Lincoln Street, Suite 2700, Denver, Colorado            80264
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: 303-839-5504

                             ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On February 22, 2006, we sold 3,181,816 shares of our common stock, par value $0.01, at $2.20 per share ($7,000,000 cash) to certain investors, of which Yorktown Energy Partners VI L.P., an institutional investor, purchased $6,000,000. The shares were sold in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. Total common shares outstanding as of the date of this report are 12,168,135.

Item 9.01 - Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits - The following exhibit is filed herewith:

      10.1 Subscription Agreement - by and between Hallador Petroleum Company and Yorktown Energy Partners VI, L.P., dated
            February 22, 2006


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLADOR PETROLEUM COMPANY
                                         (Registrant)


Dated: February 27, 2006     By:    /s/Victor P. Stabio
                                    Chief Executive Officer and President